Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,449,989.57
Previously Paid Amount	0
Total Fee Amount	4,205.14
Total Offset Amount	0
Net Fee	$ 4,205.14